Exhibit 10.1

CHANGE	OWNER	☒
ORDER	ARCHITECT	☒
AIA DOCUMENT G701	CONTRACTOR	☒ Austin/Houston Office
	FIELD	☒
	OTHER	☒ DL

PROJECT: (name, address)	Cirrus Logic, Inc -Corporate Headquarters Building and Interior Finish-Out 800 W 6th Street Austin, Texas 78703	CHANGE ORDER NUMBER:	Interiors-001
		DATE:	01/05/2012

TO CONTRACTOR: (Name, address)	D. E. HARVEY BUILDERS, INC. DBA HARVEY-CLEARY BUILDERS 8107 SPRINGDALE ROAD, STE 105 AUSTIN, TX 78724	CONTRACT DATE:	01/25/2011
		CONTRACT FOR:	Cirrus Logic Headquarters Interiors
		PROJECT NO.	04-02747

Execution of this change order indicates acknowledgement and incorporation of the following Contract modifications:

	September 30,	September 30,
Interiors Exhibit “B”: Alternates, Allowances, and Unit Prices
Interiors Exhibit “D”: Wage Rates and Payroll Burden
Interiors Exhibit “F”: List of Construction Documents
Interiors Exhibit “G”: Construction Schedule
Interiors Exhibit “H”: Schedule of Attic Stock
Interiors Exhibit “I”: Bid Form
Interiors Exhibit “J”: Value Engineering Log
Interiors Exhibit “K”: Contract Clarifications
Interiors Exhibit “L”: Contract Amendments
Interiors Exhibit “M”: Early Release Authorization Letter	Subtotal:	$3,735.674.00

Final pricing for Interior package is still under review by Owner. The current total for Interior Finish-Out is $8,008,756.99 which reflects the bid alternates and value engineering accepted to date, referenced in Exhibit “I”. If design is altered or other VE is accepted, the Interiors total price will change.

This change order releases Harvey-Cleary to begin procurement of the scopes of work defined in Exhibit M. This will allow Harvey-Cleary to mobilize onsite and begin construction of critical activities. The total value approved and released at this time is $3,735,674.00. Note the Contractor’s expectations for release of the remaining scopes of work and required decisions defined in Exhibit “M”. Failure to meet the stated deadlines will affect the Interiors Contract Time.

Not valid until signed by the Owner, Architect and Contractor.

Signature of the Contractor indicates his agreement herewith, including any adjustment in the Contract Sum or Contract Time.

Signature of the Owner indicates his agreement herewith; The Interior Finish-out portion shall be a Stipulated Sum per the terms of the Contract.

September 30,
The Original Interiors (Contract Sum) was	$0.00
Net change by previously authorized Change Orders	$0.00
The (Contract Sum) prior to this Change Order was	$0.00
The (Contract Sum) will be (INCREASED) by this Change Order in the amount of	$3,735,674.00
The New Interiors (Contract Sum) including this Change Order will be	$3,735,674.00

The Interior Contract Time will be 160 calendar days from date of execution of this Change Order.

NOTE :	This summary does not reflect changes in the Contract Sum or Contract Time which have been authorized by Construction Change Directive.

CONTRACTOR:	Harvey-Cleary Builders	ARCHITECT:	lauckgroup	OWNER:	Cirrus Logic, Inc.

Address	8107 Springdale Road, Suite 105 Austin, TX 78724		1801 Lavaca, Suite 108 Austin, TX 78701		2901 Via Fortuna Dr. Austin, TX 78746

BY	/s/ Dennet Wenske Dennet Wenske	BY	/s/ Mary Bledsoe Mary Bledsoe	BY	/s/ Thurman Case Thurman Case

DATE	01/11/2012	DATE	01/12/2012	DATE	01/12/2012

Interiors Exhibit “L” Contract Amendments:

*The following contract revisions relate only to the Interior Portion of work; Change Order Interiors-001

1.	Page 1, under (Name, location and detailed description), add “and Interior Finish-Out” after “Cirrus Logic, Inc. – Corporate Headquarters Building”.

2.	Page 1, Interior Finish-Out Options: Second sentence after “Owner”, Delete “reserves the right” and insert “has elected” and strike through options b) and c) in its entirety.

3.	Page 1, The Architect: Change to the following:

Lauckgroup

1801 Lavaca, Suite 108

Austin, Texas, 78701

Phone: (512) 479-0337

4.	Article 2, delete “shall also perform all work incidental thereto or reasonably inferable there from that is necessary in order that the Work”.

5.	Article 4, section 4.1, second paragraph, delete “set forth in a Notice to Proceed that will be issued by owner to Contractor” and replace with “the date of which the owner executes tenant change order number one (1)”.

6.	Article 4, section 4.3, delete “five hundred (500)” and replace with “one hundred sixty (160)”.

7.	Article 5, section 5.1, delete “If the owner elects” and replace with “The owner has elected”.

8.	Article 5, section 5.1.6, General Conditions for the interior portion of the project is separate from the sum defined in the Contract and is included in the Interiors Stipulated Sum.

9.	Any reference to Exhibit ‘B’ to be amended to read “Interiors Exhibit ‘B’”

10.	Any reference to Exhibit ‘D’ to be amended to read “Interiors Exhibit ‘D’”.

11.	Any reference to GMAX, Cost of the Work, Fixed labor wages or Salaries and burden and Distribution of Savings is not applicable to the interiors portion of the project.

12.	Article 6, section 6.5, first sentence after “Owner”, delete “shall have the right” and replace with “has elected”. Same sentence, delete “from among the following options” and replace with “option number three (3)”.

13.	Any reference to Exhibit ‘H’ to be amended to read “Interiors Exhibit ‘H’”.

14.	Any reference to bond premiums or bond costs is not applicable to the interiors portion of the project.

15.	Article 11, sections 11.1, 11.2 and 11.3 are not applicable to the interiors portion of the project.

16.	Article 12; delete section 12.1.4 in its entirety for the interiors portion of the project.

17.	Article 12, section 12.1.7, number 5 and 6, delete “If” from both paragraphs.

18.	Interiors work shall be treated separately as it relates to any reference to Substantial Completion, Final Completion, Final Payment, and Warranty dates.

19.	Final Payments for the Shell and Interiors portions of work shall be treated as separate entities and will made in accordance with the Contract. Final payment for the Interiors shall not be withheld due to lack of completion of the Shell portion of work and vice versa.

20.	Article 12, section 12.2.1, delete “as determined after accounting for all amounts credited as savings and all other offsets.”

21.	Article 12, section 12.2.1, delete item number two (2) for the tenant portion of the project.

22.	Article 12, section 12.2.2, delete this paragraph in its entirety for the interiors portion of the project.

23.	Article 16, sections 16.1.4 and 16.1.5, reference to Exhibit ‘F’ to be amended to read “Interiors Exhibit ‘F’”.

24.	Article 16, section16.1.7, item number 2 add Interiors Exhibit ‘I’ – Value Engineering Log.

25.	Article 17; delete any reference to bonds for the interiors portion of the project.